UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Atara Biotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ATARA BIOTHERAPEUTICS, INC. 2025 Annual Meeting Vote by June 9, 2025 11:59 PM ET ATARA BIOTHERAPEUTICS, INC. 1280 RANCHO CONEJO BOULEVARD THOUSAND OAKS, CA 91320 V68538-P31357 You invested in ATARA BIOTHERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2025. Get informed before you vote View the Notice and Proxy Statement and 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 10, 2025 9:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/ATRA2025*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. AnhCo Nguyen, Ph.D. 1b. Matthew K. Fust 1c. Gregory A. Ciongoli 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. 3. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. 4. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. NOTE: Such other matters that may properly come before the meeting or any adjournment or postponement thereof will be voted on by the proxy holders in their discretion. For For For For 1 Year For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V68539-P31357